v
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2009

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

ANNUAL REPORT
TCM Small Cap Growth Fund
TCM Small-Mid Cap Growth Fund

September 30, 2009

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2
TCM Small Cap Growth Fund
Fund Information	11
Performance	12
Schedule of Investments	13
TCM Small-Mid Cap Growth Fund
Fund Information	16
Performance	17
Schedule of Investments	18
Fund Expense Examples	21
Financial Statements
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	29
Report to Shareholders	37
Approval of Investment Advisory Agreement	38
Additional Information	45
Privacy Policy	46

 TCM GROWTH FUNDS

November 9, 2009

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) and TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”) and (collectively the “Funds”).  This is the annual report to shareholders of the Funds, covering the fiscal year ended September 30, 2009.  A summary of the market and our outlook follows the individual discussions of the performance of the Funds.  Those discussions are similar because the investment process for each Fund is the same and there is overlap in the portfolios.

Small Cap Fund

Fiscal Year Performance Overview.  After a very poor fourth quarter 2008 and weak first quarter, the stock market staged an incredible rally to finish the fiscal year of the Funds.  As discussed below, our portfolios do not hold many of the lower quality stocks that drove the performance of the benchmark during that rally, which hurt our short-term relative performance.  Quarterly returns for the one year ended September 30, 2009 for the Small Cap Fund as well as the Russell 2000® Growth Index, the Fund’s benchmark, and the average small cap growth fund in the Lipper universe were:

	Small Cap Fund	Russell 2000® Growth	Lipper Average
4th Quarter 2008	-27.29%	-27.45%	-26.58%
1st Quarter 2009	-5.38%	-9.74%	-8.10%
2nd Quarter 2009	14.20%	23.38%	21.17%
3rd Quarter 2009	12.24%	15.95%	16.39%

For the one year ended September 30, 2009, the Small Cap Fund posted a total return of -11.81%, which compares to -6.32% for the Russell 2000® Growth Index and -5.01% for the average small cap growth fund in the Lipper universe.  The Small Cap Fund closed to new investors in January 2007 and remains closed.

Performance Attribution.  The fourth quarter of 2008 continued to be defined by indiscriminate selling by hedge funds and others forced to deleverage their holdings.  Perversely, many investors had to sell higher quality and more liquid stocks to cover margin calls and redemptions in lieu of selling lower quality, less liquid assets.  In the face of that headwind and extreme market volatility, the effect of our stock selection for the quarter against the benchmark was neutral.  The first quarter of 2009 started off with a sharp sell-off as investors once again fled the equity markets in the face of a continued worldwide recession and financial banking crisis.  A 25% drop in the Russell 2000® Growth Index during that period was followed by a 21% rally to the end of the quarter as a bottoming process started to emerge.  In the midst of this volatility, the Small Cap Fund performed relatively well, beating

TCM GROWTH FUNDS

the benchmark by over 430 basis points for the quarter.  That outperformance was short-lived, however, as the market over the next two quarters staged a rally off the March 9 low that was nothing short of phenomenal.  Except for the effect of one stock in the third quarter, Huron Consulting, which is discussed below, relative underperformance during this period was primarily driven by our underweight to the smallest stocks and an overweight to the larger stocks versus the benchmark.  Additionally, the top performers in the benchmark had S&P Equity Ratings of C and D, and given our focus on earnings and positive cash flow, the higher quality bias in our portfolio also hurt relative performance.

The top and bottom five contributing stocks to absolute performance for the 2009 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Lubrizol (chemical lubricants)	0.72	1.05
HMS Holdings (cost management services)	2.07	0.95
Foster Wheeler (energy engineering
and construction)	0.92	0.80
URS (commercial engineering,
design and construction)	2.75	0.80
Equinix (IT infrastructure services)	1.27	0.79

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Psychiatric Solutions
(inpatient healthcare services)	1.30	-2.29
Huron Consulting (operational
and financial consulting)	1.86	-1.68
Hornbeck Offshore Services
(offshore supply vessels)	0.53	-1.48
Sun Healthcare Group (nursing homes)	1.71	-1.23
Rex Energy (natural gas producer)	0.16	-1.19

A strong contributor to the Small Cap Fund for the fiscal year was Lubrizol, which provides lubricants to global transportation, industrial and consumer markets, concentrating on engine oil additives and drive train lubricants.  The company announced positive earnings guidance several times during recent quarters based on improved sales and better margins driven by cost cutting initiatives, declining raw material input costs and stable pricing. We trimmed the stock during the third quarter as it approached our price target.  Another top performer for the fiscal year was HMS Holdings, which is a provider of cost containment and payment accuracy services primarily to government-sponsored health programs.  The company has

 TCM GROWTH FUNDS

been raising revenue and earnings guidance, noting that increasing unemployment was driving higher growth in Medicaid programs and states under fiscal duress were focusing more attention on cost containment.  We continue to hold the stock, as the weak economy is actually a tailwind to their business.

The biggest detractor to performance was Psychiatric Solutions, which offers a range of mental health services to youths, adolescents and adults.  In February, the company reported fourth quarter results that fell short of Wall Street’s expectations and cut its 2009 earnings guidance.  The shortfall was attributable to the economic slowdown as well as concerns raised by the State of Illinois about operational deficiencies in one of the company’s facilities.  Based on those concerns, the state decided to cease referrals to that particular facility and planned to review other facilities.  We sold our position in this stock as a result of these issues.  Another significant detractor to performance was Huron Consulting, which provides operational, accounting and financial consulting services to a variety of businesses.  In August, the firm announced that it had misreported on its financial statements earn out payments relating to four acquisitions over the prior three years and that top management had abruptly resigned.  The stock fell over 70% in one day.  Given the risk that Huron could lose key employees and consulting clients, together with a complete lack of communication from the company, we sold the stock over the following two weeks.  This is the worst loss in a single position that we have experienced in our 19 year investment career and was very disappointing.  While the stock has recovered somewhat, several securities fraud lawsuits have been asserted against the company and the Fund would participate in the successful recovery of any damages.

The effect of the Small Cap Fund’s sector weights on relative performance was neutral for the year, with the positive effect of our underweight in Consumer Discretionary being offset by our overweight in Information Technology.  Cash was a positive contributor given the significant negative performance during the period.

SMID Cap Fund

Performance Overview.  Quarterly returns for the one year ended September 30, 2009 for the SMID Cap Fund as well as the Russell 2500™ Growth Index, the Fund’s benchmark, were:

	SMID Cap Fund	Russell 2500™ Growth
4th Quarter 2008	-27.15%	-27.77%
1st Quarter 2009	-4.45%	-5.97%
2nd Quarter 2009	14.61%	21.79%
3rd Quarter 2009	14.90%	17.17%

TCM GROWTH FUNDS

The total return for the Fund for the one year ended September 30, 2009 was -8.33% versus -3.08% for the Russell 2500™ Growth Index.

Performance Attribution.  The same factors that impacted the performance of the Small Cap Fund (micro cap, low quality rally) also affected the SMID Cap Fund in the fiscal year ended September 30, 2009.  See “Small Cap Fund – Performance Attribution” above.  The top and bottom five contributing stocks to absolute performance for the fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Seagate Technology (hard disc drives)	0.50	0.80
Equinix (IT infrastructure services)	1.27	0.79
Broadcom (semiconductors)	0.95	0.74
URS (commercial engineering,
design and construction)	2.75	0.80
Lubrizol (chemical lubricants)	0.72	1.05

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Psychiatric Solutions
(inpatient healthcare services)	1.30	-2.31
Hornbeck Offshore Services
(offshore supply vessels)	0.53	-1.57
Penn Virginia (coal and natural gas)	0.28	-1.06
Continental Resources
(oil and natural gas producer)	0.32	-0.98
Parexel International (biopharmaceutical services)	0.16	-0.97

One of the top contributors to the portfolio for the period was Equinix, which is a network neutral provider of IT infrastructure services such as colocation data centers.  The company has been a major beneficiary of the strong increase in enterprise data requirements and the trend towards outsourcing these services due to the constantly changing technological environment.  The company has consistently reported positive earnings surprises and guidance.  While we continue to hold the stock in the portfolio, we have trimmed the position as it gets closer to our current price target.  Another strong contributor to the portfolio over the last year was Seagate Technology, which manufactures hard drives for enterprise servers, desktop computers and laptops.  The company has benefited from restructuring efforts, new product introductions, and increased end demand for hard drives. This has led to a rebound in gross and operating margins and several quarters of upside revisions to their financial guidance. We have been reducing our position as the stock has approached our price target.

 TCM GROWTH FUNDS

Regarding disappointments for the one year period, Psychiatric Solutions was held in both the SMID Cap Fund and the Small Cap Fund.  Please refer to the discussion above under “Small Cap Fund – Performance Attribution.”  Another stock that hurt the portfolio during this period was Hornbeck Offshore Services, which provides offshore supply vessels to the oil and gas industry primarily in the United States.  We have been an investor in this company several times in past years. We bought the stock in the fourth quarter of 2008 believing that valuation had become attractive, fundamentals were still sound, and oil prices would stabilize after a precipitous drop.  Given the continued decline in world economies, the sharp rise in the dollar, and the continuing plunge in both the demand and price for oil and natural gas, we concluded that our investment thesis was wrong.  We sold the position as the stock rebounded somewhat in March and April of 2009, but still took a sharp loss.

The effect of the SIMD Cap Fund’s sector weights on relative performance was neutral for the period, with the positive effect of our underweight in Consumer Discretionary, Health Care and Financials and an overweight in Information Technology being offset by our underweight in Energy and an overweight in Industrials.

Fiscal 2009 Market Review and Outlook.  The significant drop in the market in September of 2008 continued in full force throughout October and most of November, with the Russell 2000® Growth Index down -21.70% and -12.10% for those two months, respectively.  As investors in all asset classes, except U.S. Treasuries, capitulated and threw in the towel, the federal government continued to take extraordinary steps to mitigate the credit crisis and increase the supply of money.  The Federal Reserve, together with the Treasury and the FDIC, embarked on the biggest monetary stimulus/ bailout package in history.  We also saw an initial strategy of buying up mortgage debt by the Troubled Assets Relief Program (TARP) morph into a plan to recapitalize the country’s banks by acquiring preferred equity in over 200 banks.  At the same time, investors continued to see hard evidence that the economy was entering a severe global recession.  Credit spreads widened to unprecedented levels during the fourth quarter of 2008, with U.S. Treasuries at their lowest levels since World War II and corporate bonds yielding 8%, municipal securities over 5% and many junk bonds over 20%.  In December, the Federal Reserve effectively adopted a zero-interest rate policy by lowering the short-term rate charged to member banks to between 0% and 0.25%.

There was significant selling pressure throughout January, February and the first week of March 2009 for fundamental reasons related to continued slow economic growth and weak corporate profits.  As it became clear that the U.S. and the rest of the world was in the midst of the longest and deepest recession since the Postwar

TCM GROWTH FUNDS

period, all economic sectors in the equity indices suffered during this period.  While 2008 was marked by a financial and liquidity crisis, as well as sharply falling commodity prices, by the start of 2009 we were seeing a waterfall economic decline and severe inventory liquidation.  The decline in GDP (Gross Domestic Product) growth throughout the world for the first quarter of 2009 was steep.  Even though there were some signs that the weakness in demand (consumer or otherwise) was starting to diminish (even if that only meant it is not going down at the same rapid pace), inventory liquidation remained strong and unemployment rates continued to climb.  There were signs, however, that the market was reaching a bottom as the world economies start to see the benefits of massive stimulus initiatives and the eventual end of inventory liquidation.  A key factor in the transition from an economic decline to a bottoming and eventual economic expansion is the end of the inventory correction.

Stock markets throughout the world experienced a strong rebound during most of the second quarter. Credit markets, which had been a significant contributor to the market’s woes, continued to improve as investors began to take on more risk and move assets away from low yielding government debt.  Many of the troubled banks and brokerage firms were able to raise capital and begin the process of returning TARP money to the U.S. Treasury.  As investors pinned their hopes on a global economic recovery, emerging markets and commodities led the way, with crude oil prices posting their biggest percentage gain for a single quarter since 1990.  The demand out of China for commodities rebounded, as the country took advantage of low prices to both build stockpiles of key materials and also to feed higher steel production.  Much of the improvement in the equity markets reflected a bottoming process as investors perceived that a global depression would be avoided due to the extraordinary actions taken by governments worldwide.  Economic conditions remained weak, but there were emerging signs (the fabled “green shoots”) that tomorrow would be “less bad.”  Avoiding the equivalent of a financial Armageddon, investor sentiment turned positive on the view that many stocks had been oversold during the forced selling and flight to safety which marked the low in the market.

This ensuing performance in the equity markets was broad-based, with small cap stocks leading the way.  And within that asset class, the driver was a “survival” rally where stocks that had been severely discounted and given up for dead doubled or tripled in price.  As demonstrated in the table below, these stocks were characterized by their very small market cap, their low price and their failure to have earnings.

 TCM GROWTH FUNDS

Russell 2000® Index Quality Monitor

Market Cap Range (millions)	2Q Equal Weighted Performance
0-250	52.8%
250-500	25.2%
500-1000	18.5%
1000-1500	15.6%
1500-2000	3.1%
Over 2000	-0.1%

Share Price Range	2Q Equal Weighted Performance
0-5	66.1%
5-10	29.9%
10-15	23.0%
15-20	17.8%
20-30	15.4%
Over 30	9.1%

S&P Equity Rating	2Q Equal Weighted Performance
A+	7.8%
A	10.5%
A-	12.1%
B+	20.0%
B	27.8%
B-	34.9%
C	60.3%
D	95.7%
NA	40.1%
Source: Furey Research Partners and FactSet

In the third quarter, the stock market continued its march northward with the Dow Jones Industrial Average posting its best third quarter since 1939.  The significant “low quality” rally off the March 9 low continued but was not as pronounced as it was in the second quarter, and therefore was not as strong a headwind on the Funds.  Heading into the fourth quarter and early 2010, we anticipate that the outperformance of lower quality stocks should further diminish since they have recovered a great deal and are no longer cheap even in an economic and debt market recovery.

The world and domestic economies are showing signs of stabilization, which is positive, but also brings concern that the days of near zero interest rates are numbered.  Australia is the first country to start raising rates, which caused their currency to appreciate sharply versus the dollar.  While the Federal Reserve has maintained its

TCM GROWTH FUNDS

extremely loose credit policies, it has signaled an intention to pull back on its stimulative monetary policies “when conditions warrant.”  Concerns are rising about both the effect of cutting back these programs as well as the fact that the cost of all this cheap money must eventually be repaid.  Since it is unlikely that we will be able to repay all of this debt through economic growth, we should eventually see higher taxes, stubbornly high unemployment, and lower growth rates if we move towards balancing our budget, or a steadily weakening dollar and rising inflation if we do not.

Although the market reacted well in the second and third quarters to news that the economy wasn’t getting worse, investors are now looking for better-than-consensus economic news and earnings guidance.  In addition, the focus will be on whether earnings are driven by increasing end demand and revenue or by continued efforts to control costs and hold margins.  Given the importance of the consumer to our economy, the strength of the recovery in the U.S. remains muted in the face of high unemployment and higher saving rates.  After a decade of binging on easy credit and a hot housing market, followed by a significant decline in net worth, many consumers are changing their spending and savings habits, which can last for a long time (think back to how long the “never touch principal” mantra lasted for those that went through the Great Depression).

We still believe that emerging market economies should recover faster than the U.S. due to a variety of factors – less of a debt overhang, a powerful emerging middle class and more effective stimulus programs.  As a result, our portfolios continue to maintain meaningful exposure to a world growth recovery through our investments in the Technology, Industrials, Energy, and Materials sectors.  We are seeing signs that the “junk rally,” which has been a headwind for the Funds, is fading and thus increasing our opportunity to add value selecting stocks based on solid fundamentals.  While nominal returns over the past two quarters have been very strong, we are never happy when we don’t keep up with the benchmark.  Our investment process and discipline keeps us out of many of the types of stocks that have driven recent benchmark returns, yet we believe that process should continue to reward our clients in the long-term.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

Please refer to page 10 for important information and disclosures.

 TCM GROWTH FUNDS

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2009, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives. The Russell 2000® Growth Index and the Russell 2500™ Growth Index are unmanaged indices representing those Russell 2000® Index companies and Russell 2500™ Index companies, respectively, with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  One cannot invest directly in an index.

Performance for the SMID Cap Fund reflects fee waivers.  In the absence of such waivers, total return would be reduced. A basis point is one hundredth of a percentage point (0.01%).  Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Quasar Distributors, LLC, Distributor (11/09)

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2009 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Assets	$469 million
Total Operating Expenses	0.94%

Top Ten Holdings (% of net assets)
URS Corp.	2.29%	IDEXX Laboratories, Inc.	1.74%
Affiliated Managers Group, Inc.	2.13%	Airgas, Inc.	1.70%
NICE Systems Ltd. - ADR	1.99%	athenahealth, Inc.	1.70%
MICROS Systems, Inc.	1.93%	Foster Wheeler AG	1.65%
ANSYS, Inc.	1.74%	Intersil Corp.	1.61%

Sector Allocation (% of net assets)

*  Cash equivalents and other assets less liabilities.

 TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX

Average Annual Returns for the periods ended September 30, 2009

				Since Inception
	One Year	Three Year	Five Year	(10/1/2004)
TCM Small Cap Growth Fund	(11.81)%	(4.82)%	5.26%	5.26%
Russell 2000® Growth Index	(6.32)%	(2.60)%	2.91%	2.91%
Lipper Small Cap Growth Average	(5.01)%	(11.11)%	1.88%	1.88%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2009

Shares		Value
COMMON STOCKS - 96.8%
Aerospace & Defense - 0.6%
82,486	Ladish Co., Inc.*	$1,248,013
149,298	LMI Aerospace, Inc.*	1,497,459
		2,745,472
Auto Components - 1.4%
365,938	LKQ Corp.*	6,784,491
Automobiles - 0.6%
87,387	Thor Industries, Inc.	2,704,628
Biotechnology - 0.7%
249,340	Cepheid*	3,296,275
Capital Markets - 3.0%
153,316	Affiliated Managers
	Group, Inc.*	9,967,073
88,489	Artio Global
	Investors, Inc.*	2,313,988
82,676	Duff & Phelps
	Corp. - Class A	1,584,072
		13,865,133
Chemicals - 4.6%
165,106	Airgas, Inc.	7,986,177
217,113	Calgon Carbon Corp.*	3,219,786
89,579	Lubrizol Corp.	6,401,315
181,011	Nalco Holding Co.	3,708,916
		21,316,194
Commercial Banks - 0.6%
281,671	Umpqua Holdings Corp.	2,985,713
Commercial Services & Supplies - 7.3%
108,808	Coinstar, Inc.*	3,588,488
91,363	CoStar Group, Inc.*	3,765,983
132,621	FTI Consulting, Inc.*	5,650,981
180,517	Geo Group, Inc.*	3,641,028
171,154	Healthcare Services
	Group, Inc.	3,142,387
177,919	Kenexa Corp.*	2,398,348
182,076	Rollins, Inc.	3,432,133
119,022	Taleo Corp.*	2,694,658
211,921	Waste Connections, Inc.*	6,116,040
		34,430,046
Communications Equipment - 3.4%
132,732	Acme Packet, Inc.*	1,328,647
57,186	CIENA Corp.*	930,988
143,004	CommScope, Inc.*	4,280,110
306,487	NICE
	Systems Ltd. - ADR*	9,329,464
		15,869,209
Computers & Peripherals - 1.1%
311,371	QLogic Corp.*	5,355,581
Construction & Engineering - 7.3%
125,724	Dycom Industries, Inc.*	1,546,405
242,142	Foster Wheeler AG*	7,726,751
121,450	Granite
	Construction, Inc.	3,757,663
244,832	McDermott
	International, Inc.*	6,186,905
209,541	Orion Marine
	Group, Inc.*	4,303,972
245,632	URS Corp.*	10,721,837
		34,243,533
Electrical Equipment - 0.7%
155,460	Harbin Electric, Inc.*	2,624,165
33,521	Woodward Governor
	Company	813,219
		3,437,384
Electronic Equipment & Instruments - 1.8%
87,310	Mellanox
	Technologies Ltd.*	1,431,011
160,631	Rogers Corp.*	4,814,111
97,335	Trimble Navigation Ltd.*	2,327,280
		8,572,402
Energy Equipment & Services - 3.0%
59,918	Core Laboratories NV	6,176,947
148,775	NATCO Group, Inc.*	6,587,757
230,595	North American
	Energy Partners, Inc.*	1,383,570
		14,148,274
Food & Staples Retailing - 2.3%
190,155	Casey’s General
	Stores, Inc.	5,967,064

The accompanying notes are an integral part of these financial statements.

 TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2009 (Continued)

Shares		Value
Food & Staples Retailing - 2.3% (Continued)
144,663	Central European
	Distribution Corp.*	$4,739,160
		10,706,224
Health Care Equipment & Supplies - 5.7%
162,790	IDEXX Laboratories, Inc.*	8,139,500
174,637	Illumina, Inc.*	7,422,072
290,319	Natus Medical, Inc.*	4,479,622
92,005	NuVasive, Inc.*	3,842,129
101,669	Sirona Dental
	Systems, Inc.*	3,024,653
		26,907,976
Health Care Providers & Services - 8.5%
122,124	Air Methods Corp.*	3,977,579
207,502	athenahealth, Inc.*	7,961,852
466,441	Health Management
	Associates, Inc. - Class A*	3,493,643
185,236	HMS Holdings Corp.*	7,081,572
102,367	MEDNAX, Inc.*	5,621,995
141,604	Patterson Companies, Inc.*	3,858,709
153,095	Sun Healthcare
	Group, Inc.*	1,322,741
34,813	Universal Health
	Services, Inc. - Class B	2,155,969
157,464	VCA Antech, Inc.*	4,234,207
		39,708,267
Health Care Technology - 0.7%
291,131	Omnicell, Inc.*	3,243,199
Hotels, Restaurants & Leisure - 2.0%
84,413	Bally Technologies, Inc.*	3,238,927
94,515	DineEquity, Inc.	2,339,246
137,209	Penn National
	Gaming, Inc.*	3,795,201
		9,373,374
Internet & Catalog Retail - 0.8%
194,824	GSI Commerce, Inc.*	3,762,051
Internet Software & Services - 6.8%
209,934	Constant Contact, Inc.*	4,041,230
380,119	Cybersource Corp.*	6,336,584
92,720	Digital River, Inc.*	3,738,470
73,597	Equinix, Inc.*	6,770,924
100,751	j2 Global
	Communications, Inc.*	2,318,281
75,119	Sina Corp.*	2,851,517
420,232	SkillSoft PLC - ADR*	4,034,227
93,760	Vocus, Inc.*	1,958,646
		32,049,879
IT Services - 2.8%
106,918	Euronet Worldwide, Inc.*	2,569,240
112,447	Global Payments, Inc.	5,251,275
96,802	Tyler Technologies, Inc.*	1,654,346
237,625	VeriFone Holdings, Inc.*	3,775,861
		13,250,722
Machinery - 1.4%
117,006	Chart Industries, Inc.*	2,526,159
75,359	Titan Machinery, Inc.*	943,495
81,975	Westinghouse Air Brake
	Technologies Corp.	3,076,522
		6,546,176
Marine - 0.7%
147,299	Genco Shipping &
	Trading Ltd.	3,060,873
Metals - 1.2%
156,702	Alpha Natural
	Resources, Inc.*	5,500,240
Metals & Mining - 3.4%
26,251	Haynes International, Inc.*	835,307
249,615	Horsehead Holding Corp.*	2,925,488
219,722	Sims Metal
	Management Ltd. - ADR	4,379,059
335,278	Steel Dynamics, Inc.	5,143,165
234,264	Thompson Creek Metals
	Company, Inc.*	2,827,566
		16,110,585
Road & Rail - 1.6%
109,634	Genesee & Wyoming, Inc.*	3,324,103
237,130	Knight Transportation, Inc.	3,979,041
		7,303,144

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2009 (Continued)

Shares		Value
Semiconductor & Semiconductor Equipment - 11.8%
181,497	ATMI, Inc.*	$3,294,171
171,025	Cavium Networks, Inc.*	3,671,907
242,642	Diodes, Inc.*	4,389,394
209,120	FEI Co.*	5,154,808
173,360	Hittite Microwave Corp.*	6,376,181
312,877	Integrated Device
	Technology, Inc.*	2,115,048
492,235	Intersil Corp.	7,536,118
169,105	Lam Research Corp.*	5,776,627
147,925	Monolithic Power
	Systems, Inc.*	3,468,841
265,037	OmniVision
	Technologies, Inc.*	4,314,802
180,817	Varian Semiconductor
	Equipment
	Associates, Inc.*	5,938,030
279,137	Verigy Ltd.*	3,243,572
		55,279,499
Software - 6.7%
217,391	ANSYS, Inc.*	8,145,641
232,928	Cadence Design
	Systems, Inc.*	1,709,691
62,408	Concur
	Technologies, Inc.*	2,481,342
299,537	MICROS Systems, Inc.*	9,043,022
105,320	SolarWinds, Inc.*	2,320,200
241,980	SuccessFactors, Inc.*	3,404,659
105,489	Ultimate Software
	Group, Inc.*	3,029,644
80,074	Verint Systems, Inc.*	1,161,073
		31,295,272
Specialty Retail - 1.8%
254,177	Dick’s Sporting
	Goods, Inc.*	5,693,565
76,909	O’Reilly
	Automotive, Inc.*	2,779,491
		8,473,056
Textiles, Apparel & Luxury Goods - 1.2%
37,910	Deckers Outdoor Corp.*	3,216,663
54,665	Warnaco Group, Inc.*	2,397,607
		5,614,270
Wireless Telecommunication Services - 1.3%
219,360	SBA Communications
	Corp. - Class A*	5,929,301
TOTAL COMMON STOCKS
(Cost $365,617,556)		453,868,443
SHORT-TERM INVESTMENT - 1.5%
Money Market Fund- 1.5%
6,913,950	SEI Daily Income Trust Government Fund - Class B, 0.050%(1)	6,913,950
TOTAL SHORT-TERM INVESTMENT
(Cost $6,913,950)		6,913,950
TOTAL INVESTMENTS
IN SECURITIES - 98.3%
(Cost $372,531,506)		460,782,393
Other Assets in Excess
of Liabilities - 1.7%		7,941,681
TOTAL NET ASSETS - 100.0%		$468,724,074

*	Non-income producing security.
ADR	American Depository Receipt
(1)	Seven day yield.

The accompanying notes are an integral part of these financial statements.

 TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at September 30, 2009 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Assets	$82 million
Total Operating Expenses	0.95%

Top Ten Holdings (% of net assets)
McDermott International, Inc.	2.46%	NICE Systems Ltd. - ADR	1.92%
Amphenol Corp. - Class A	2.40%	MICROS Systems, Inc.	1.66%
URS Corp.	2.22%	Airgas, Inc.	1.65%
Affiliated Managers Group, Inc.	2.10%	Foster Wheeler AG	1.62%
ANSYS, Inc.	2.06%	Global Payments, Inc.	1.60%

Sector Allocation (% of net assets)

*  Cash equivalents and other assets less liabilities.

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2500TM GROWTH INDEX

Average Annual Returns for the periods ended September 30, 2009

		Since Inception
	One Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	(8.33)%	(13.37)%
Russell 2500™ Growth Index	(3.08)%	(10.76)%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

 TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2009

Shares		Value
COMMON STOCKS - 97.1%
Airlines - 0.8%
68,674	Southwest Airlines Co.	$659,270
Auto Components - 1.2%
51,769	LKQ Corp.*	959,797
Automobiles - 0.6%
15,101	Thor Industries, Inc.	467,376
Biotechnology - 0.4%
13,433	Myriad Genetics, Inc.*	368,064
Capital Markets - 5.6%
26,565	Affiliated Managers
	Group, Inc.*	1,726,991
15,499	Artio Global
	Investors, Inc.*	405,299
52,968	Invesco Ltd.	1,205,552
16,027	Lazard Ltd.	662,075
21,094	Waddell & Reed
	Financial, Inc.	600,124
		4,600,041
Chemicals - 7.0%
28,002	Airgas, Inc.	1,354,457
23,593	Albemarle Corp.	816,318
17,907	Ecolab, Inc.	827,841
11,374	FMC Corp.	639,787
15,577	Lubrizol Corp.	1,113,132
31,467	Nalco Holding Company	644,759
21,168	RPM International, Inc.	391,396
		5,787,690
Commercial Services & Supplies - 4.1%
18,931	Coinstar, Inc.*	624,344
26,142	FTI Consulting, Inc.*	1,113,911
31,370	Geo Group, Inc.*	632,733
35,957	Waste Connections, Inc.*	1,037,719
		3,408,707
Communications Equipment - 3.9%
24,773	CommScope, Inc.*	741,456
23,124	F5 Networks, Inc.*	916,404
51,832	NICE
	Systems Ltd. - ADR*	1,577,766
		3,235,626
Computers & Peripherals - 2.8%
72,137	Brocade Communications
	Systems, Inc.*	566,997
53,827	QLogic Corp.*	925,824
53,634	Seagate Technology	815,773
		2,308,594
Construction & Engineering - 8.8%
41,909	Foster Wheeler AG*	1,337,316
21,014	Granite Construction, Inc.	650,173
17,312	Jacobs Engineering
	Group, Inc.*	795,487
80,294	McDermott
	International, Inc.*	2,029,029
27,005	Quanta Services, Inc.*	597,621
41,932	URS Corp.*	1,830,332
		7,239,958
Diversified Financial Services - 0.9%
26,370	MSCI, Inc.*	781,079
Electrical Equipment - 0.3%
9,911	Woodward Governor
	Company	240,441
Electronic Equipment & Instruments - 3.3%
52,439	Amphenol
	Corp. - Class A	1,975,902
24,069	Suntech Power
	Holdings Co. Ltd. - ADR*	365,849
16,886	Trimble Navigation Ltd.*	403,744
		2,745,495
Energy Equipment & Services - 2.6%
7,816	Core Laboratories NV	805,751
13,358	FMC Technologies, Inc.*	697,822
11,280	Oceaneering
	International, Inc.*	640,140
		2,143,713
Food & Staples Retailing - 1.0%
25,002	Central European
	Distribution Corp.*	819,066
Health Care Equipment & Supplies - 6.1%
23,069	DENTSPLY
	International, Inc.	796,803

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2009 (Continued)

Shares		Value
Health Care Equipment & Supplies - 6.1% (Continued)
12,196	Edwards
	Lifesciences Corp.*	$852,622
20,020	IDEXX Laboratories, Inc.*	1,001,000
30,193	Illumina, Inc.*	1,283,203
15,903	NuVasive, Inc.*	664,109
9,282	ResMed, Inc.*	419,547
		5,017,284
Health Care Providers & Services - 4.1%
11,280	Henry Schein, Inc.*	619,385
18,214	MEDNAX, Inc.*	1,000,313
24,169	Patterson Companies, Inc.*	658,605
6,022	Universal Health
	Services, Inc. - Class B	372,942
26,720	VCA Antech, Inc.*	718,501
		3,369,746
Hotels, Restaurants & Leisure - 2.3%
14,864	Bally Technologies, Inc.*	570,332
3,517	Chipotle Mexican
	Grill, Inc.*	341,325
4,034	Chipotle Mexican
	Grill, Inc. - Class B*	335,709
23,801	Penn National
	Gaming, Inc.*	658,336
		1,905,702
Internet Software & Services - 4.8%
71,409	Cybersource Corp.*	1,190,388
16,219	Digital River, Inc.*	653,950
12,723	Equinix, Inc.*	1,170,516
17,401	j2 Global
	Communications, Inc.*	400,397
13,096	Sina Corp.*	497,124
		3,912,375
IT Services - 3.0%
18,843	Euronet Worldwide, Inc.*	452,797
28,215	Global Payments, Inc.	1,317,641
41,376	VeriFone Holdings, Inc.*	657,465
		2,427,903
Life Sciences Tools & Services - 1.0%
18,271	Life Technologies Corp.*	850,515
Machinery - 1.9%
3,417	Actuant Corp.	54,877
20,167	Joy Global, Inc.	986,973
12,880	Westinghouse Air Brake
	Technologies Corp.	483,386
		1,525,236
Metals & Mining - 3.7%
27,282	Alpha Natural
	Resources, Inc.*	957,598
35,663	Sims Metal
	Management Ltd. - ADR	710,764
57,481	Steel Dynamics, Inc.	881,759
40,007	Thompson Creek
	Metals Company, Inc.*	482,884
		3,033,005
Pharmaceuticals - 1.0%
53,143	Mylan, Inc.*	850,819
Road & Rail - 1.5%
19,028	Genesee & Wyoming, Inc.*	576,929
40,383	Knight Transportation, Inc.	677,627
		1,254,556
Semiconductor & Semiconductor Equipment - 8.4%
29,435	Broadcom Corp.*	903,360
22,758	Cree, Inc.*	836,356
24,700	Hittite Microwave Corp.*	908,466
6,060	Integrated Device
	Technology, Inc.*	40,966
81,855	Intersil Corp.	1,253,200
29,130	Lam Research Corp.*	995,081
36,120	Microchip Technology, Inc.	957,180
30,953	Varian Semiconductor
	Equipment
	Associates, Inc.*	1,016,497
		6,911,106
Semiconductors & Related Devices - 0.7%
77,589	Siliconware
	Precision Industries
	Co. Ltd. - ADR	557,089
Software - 5.8%
45,374	ANSYS, Inc.*	1,700,164

The accompanying notes are an integral part of these financial statements.

 TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2009 (Continued)

Shares		Value
Software - 5.8% (Continued)
40,267	Cadence Design
	Systems, Inc.*	$295,560
10,882	Concur
	Technologies, Inc.*	432,668
21,016	Electronic Arts, Inc.*	400,355
45,236	MICROS Systems, Inc.*	1,365,675
18,308	SolarWinds, Inc.*	403,325
11,639	Verint Systems, Inc.*	168,765
		4,766,512
Specialty Retail - 5.0%
17,113	Bed Bath & Beyond, Inc.*	642,422
43,951	Dick’s Sporting
	Goods, Inc.*	984,503
48,068	GameStop Corp.*	1,272,360
19,831	Guess ?, Inc.	734,540
13,207	O’Reilly Automotive, Inc.*	477,301
		4,111,126
Textiles, Apparel & Luxury Goods - 0.5%
9,492	Warnaco Group, Inc.*	416,319
Trading Companies & Distributors - 1.7%
25,917	Fastenal Co.	1,002,988
9,390	MSC Industrial
	Direct Co., Inc.	409,216
		1,412,204
Wireless Telecommunication Services - 2.3%
11,220	Millicom International
	Cellular SA*	816,143
38,627	SBA Communications
	Corp. - Class A*	1,044,088
		1,860,231
TOTAL COMMON STOCKS
(Cost $65,475,102)		79,946,645
SHORT-TERM INVESTMENT - 3.5%
Money Market Fund - 3.5%
2,920,399	SEI Daily Income Trust Government Fund - Class B, 0.050%(1)	2,920,399
TOTAL SHORT-TERM INVESTMENT
(Cost $2,920,399)		2,920,399
TOTAL INVESTMENTS
IN SECURITIES - 100.6%
(Cost $68,395,501)		82,867,044
Liabilities in Excess
of Other Assets - (0.6)%		(506,479)
TOTAL NET ASSETS - 100.0%		$82,360,565

*	Non-income producing security.
ADR	American Depository Receipt
(1)	Seven day yield.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2009 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and TCM Small-Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/09 - 9/30/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

 TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2009 (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/09	9/30/09	4/1/09 – 9/30/09*
Actual	$1,000	$1,282	$5.38
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.76

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.94% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

TCM Small-Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/09	9/30/09	4/1/09 – 9/30/09**
Actual	$1,000	$1,317	$5.52
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.81

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2009

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value
(cost $372,531,506 and $68,395,501,
respectively) (Note 2)	$460,782,393	$82,867,044
Receivables:
Investment securities sold	11,568,601	653,317
Fund shares sold	1,410,320	—
Dividends and interest	61,434	20,989
Prepaid expenses	21,775	22,348
Total assets	473,844,523	83,563,698

LIABILITIES
Payables:
Investment securities purchased	4,466,034	1,118,582
Fund shares redeemed	271,895	1,137
Investment advisory fees, net	302,004	41,212
Administration fees	19,736	2,736
Fund accounting fees	12,002	1,056
Custody fees	13,057	7,887
Transfer agent fees	1,582	1,564
Chief Compliance Officer fees	42	—
Other accrued expenses	34,097	28,959
Total liabilities	5,120,449	1,203,133
NET ASSETS	$468,724,074	$82,360,565
Net asset value, offering and redemption price per share
($468,724,074/20,773,680 and $82,360,565/5,710,584,
respectively, shares outstanding; unlimited number
of shares authorized without par value)	$22.56	$14.42

COMPONENTS OF NET ASSETS
Paid-in capital	$551,218,884	$85,482,554
Accumulated net realized loss on investments	(170,745,697)	(17,593,532)
Net unrealized appreciation on investments	88,250,887	14,471,543
Net assets	$468,724,074	$82,360,565

The accompanying notes are an integral part of these financial statements.

 TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2009

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax
of $14,325 and $6,710, respectively)	$1,289,198	$244,476
Interest	37,687	3,903
Total investment income	1,326,885	248,379

EXPENSES (Note 3)
Investment advisory fees	2,980,720	418,170
Administration fees	208,579	29,133
Fund accounting fees	77,728	13,128
Custody fees	68,201	37,811
Registration fees	30,280	19,296
Reports to shareholders	23,365	13,167
Audit fees	22,212	17,752
Miscellaneous expenses	20,934	8,463
Transfer agent fees	20,327	15,391
Trustee fees	17,893	8,800
Chief Compliance Officer fees	6,230	6,000
Legal fees	5,137	10,111
Insurance expense	3,983	1,621
Total expenses	3,485,589	598,843
Less: fees waived	—	(102,266)
Net expenses	3,485,589	496,577
Net investment loss	(2,158,704)	(248,198)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(127,128,143)	(14,763,653)
Change in net unrealized
appreciation on investments	76,089,889	19,284,174
Net realized and unrealized
gain (loss) on investments	(51,038,254)	4,520,521
Net increase (decrease) in net assets
resulting from operations	$(53,196,958)	$4,272,323

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(2,158,704)	$(3,662,422)
Net realized loss on investments	(127,128,143)	(35,362,242)
Change in net unrealized
appreciation (depreciation) on investments	76,089,889	(98,074,145)
Net decrease in net assets
resulting from operations	(53,196,958)	(137,098,809)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(53,630,134)
Distribution in excess	—	(3,182,946)
Total distributions to shareholders	—	(56,813,080)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	36,254,178	78,784,016
Total decrease in net assets	(16,942,780)	(115,127,873)

NET ASSETS
Beginning of year	485,666,854	600,794,727
End of year	$468,724,074	$485,666,854

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Value	Shares	Value
Shares sold	5,716,030	$111,165,526	4,878,066	$146,954,929
Shares issued
in reinvestment
of distributions	—	—	1,659,860	54,924,768
Shares redeemed (b)	(3,926,554)	(74,911,348)	(4,085,889)	(123,095,681)
Net increase	1,789,476	$36,254,178	2,452,037	$78,784,016

(b)	Net of redemption fees of $8,881 and $417 respectively.

The accompanying notes are an integral part of these financial statements.

 TCM SMALL-MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(248,198)	$(118,711)
Net realized loss on investments	(14,763,653)	(2,792,575)
Change in net unrealized
appreciation (depreciation) on investments	19,284,174	(5,004,097)
Net increase (decrease) in net assets
resulting from operations	4,272,323	(7,915,383)

DISTRIBUTIONS TO SHAREHOLDERS
Distribution in excess	—	(18,502)
Total distributions to shareholders	—	(18,502)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	35,278,187	47,255,677
Total increase in net assets	39,550,510	39,321,792

NET ASSETS
Beginning of year	42,810,055	3,488,263
End of year	$82,360,565	$42,810,055

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Value	Shares	Value
Shares sold	3,420,854	$40,118,211	2,575,780	$47,610,878
Shares issued in
reinvestment
of distributions	—	—	855	18,502
Shares redeemed	(431,161)	(4,840,024)	(20,475)	(373,703)
Net increase	2,989,693	$35,278,187	2,556,160	$47,255,677

(b)	Net of redemption fees of $15 and $0 respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended September 30,
	2009	2008	2007	2006	2005*
Net asset value,
beginning of year/period	$25.58	$36.34	$29.74	$26.09	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.10)	(0.19)	(0.15)	(0.13)	(0.11)
Net realized and unrealized
gain (loss) on investments	(2.92)	(7.18)	7.73	4.00	6.20
Total from
investment operations	(3.02)	(7.37)	7.58	3.87	6.09

LESS DISTRIBUTIONS:
From net realized gain	—	(3.20)	(0.98)	(0.22)	—
Distribution in excess	—	(0.19)	—	—	—
Total distributions	—	(3.39)	(0.98)	(0.22)	—
Paid-in capital from redemption
fees (Note 2)	— **	— **	— **	— **	— **
Net asset value,
end of year/period	$22.56	$25.58	$36.34	$29.74	$26.09
Total return	(11.81)%	(22.39)%	25.96%	14.89%	30.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year/period (millions)	$468.7	$485.7	$600.8	$384.0	$177.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	0.94%	0.92%	0.92%	0.95%	0.98%
After fees waived/recouped
and expenses absorbed	0.94%	0.92%	0.93%	0.95%	0.95%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(0.58)%	(0.67)%	(0.50)%	(0.55)%	(0.63)%
After fees waived/recouped
and expenses absorbed	(0.58)%	(0.67)%	(0.51)%	(0.55)%	(0.60)%
Portfolio turnover rate	123%	135%	121%	109%	138%

*	Fund commenced operations on October 1, 2004.
**	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

 TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended	Year Ended	Period Ended
	September 30, 2009	September 30, 2008	September 30, 2007*
Net asset value,
beginning of year/period	$15.73	$21.18	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.04)	(0.04)	(0.01)
Net realized and unrealized
gain (loss) on investments	(1.27)	(5.33)	1.19
Total from
investment operations	(1.31)	(5.37)	1.18

LESS DISTRIBUTIONS:
Distribution in excess	—	(0.08)	—
Total distributions	—	(0.08)	—
Paid-in capital from
redemption fees (Note 2)	— **	—	—
Net asset value,
end of year/period	$14.42	$15.73	$21.18
Total return	(8.33)%	(25.47)%	5.90	%+

RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year/period (millions)	$82.4	$42.8	$3.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	1.15%	1.44%	8.50	%^
After fees waived
and expenses absorbed	0.95%	0.95%	0.95	%^

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(0.67)%	(1.05)%	(7.79	)%^
After fees waived
and expenses absorbed	(0.47)%	(0.56)%	(0.24	)%^
Portfolio turnover rate	137%	128%	13	%+

*	Fund commenced operations on June 29, 2007.
**	Less than $0.01 per share.
^	Annualized
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2009

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the “Funds”) are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended  (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued using the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  At September 30, 2009, the Funds did not hold fair valued securities.

 TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2009 (Continued)

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the TCM Small Cap Growth Fund’s net assets as of September 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$36,538,307	$—	$—	$36,538,307
Consumer Staples	10,706,223	—	—	10,706,223
Energy	19,648,514	—	—	19,648,514
Financials	16,850,845	—	—	16,850,845
Health Care	73,155,718	—	—	73,155,718
Industrials	83,085,135	—	—	83,085,135
Information Technology	170,527,622	—	—	170,527,622
Materials	37,426,778	—	—	37,426,778
Telecommunication
Services	5,929,301	—	—	5,929,301
Total Equity	453,868,443	—	—	453,868,443
Short-Term Investment	6,913,950	—	—	6,913,950
Total Investments
in Securities	$460,782,393	$—	$—	$460,782,393

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2009 (Continued)

The following is a summary of the inputs used to value the TCM Small-Mid Cap Growth Fund’s net assets as of September 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$8,484,664	$—	$—	$8,484,664
Consumer Staples	819,066	—	—	819,066
Energy	3,101,312	—	—	3,101,312
Financials	5,381,120	—	—	5,381,120
Health Care	10,456,428	—	—	10,456,428
Industrials	15,481,876	—	—	15,481,876
Information Technology	26,498,851	—	—	26,498,851
Materials	7,863,097	—	—	7,863,097
Telecommunication
Services	1,860,231	—	—	1,860,231
Total Equity	79,946,645	—	—	79,946,645
Short-Term Investment	2,920,399	—	—	2,920,399
Total Investment
in Securities	$82,867,044	$—	$—	$82,867,044

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net Capital Losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At September 30, 2009, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund had post October losses of $94,320,826 and $9,589,862, respectively.

At September 30, 2009, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund had capital loss carryforwards available for federal income tax purposes of $73,782,157 and $5,712,750, respectively, that expire in 2017.

 TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2009 (Continued)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Funds’ 2009 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ net asset value per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2009 (Continued)

G.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended September 30, 2009, the TCM Small Cap Growth Fund decreased accumulated net investment loss by $2,158,704,  decreased accumulated net realized gain by $1 and decreased paid-in capital by $2,158,703  Net assets were not affected by the change.  For the year ended September 30, 2009, the TCM Small-Mid Cap Growth Fund decreased accumulated net investment loss by $248,198 and decreased paid-in capital by $248,198.  Net assets were not affected by the change.

I.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through November 23, 2009, the date the financial statements were available to be issued.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the year ended September 30, 2009, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $2,980,720 and $418,170 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended September 30, 2009, the Advisor waived fees of $102,266 for the TCM Small-Mid Cap Growth Fund.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three

 TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2009 (Continued)

years after payment. At September 30, 2009, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small-Mid Cap Growth Fund that may be reimbursed was $241,544.  At September 30, 2009, the TCM Small Cap Growth Fund had recouped all waived fees.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

TCM Small-Mid Cap Growth Fund
Year of Expiration	Amount
September 30, 2010	$ 36,413
September 30, 2011	$102,865
September 30, 2012	$102,266

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Under $150 million	$85,000
$150 to $300 million	0.06% of average daily net assets
$300 to $650 million	0.05% of average daily net assets
Over $650 million	0.04% of average daily net assets

Administration fees are based on the collective assets of both funds.

For the year ended September 30, 2009, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $208,579 and $29,133 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended September 30, 2009, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were allocated $6,230 and $6,000 of the Trust’s Chief Compliance Officer fees, respectively.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2009 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the TCM Small Cap Growth Fund for the year ended September 30, 2009, were $506,132,922 and $456,364,383, respectively and for the TCM Small-Mid Cap Growth Fund for the year ended September 30, 2009, were $104,887,230 and $70,941,961, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2009.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2009 and 2008, respectively, for the Funds was as follows:

	TCM Small Cap		TCM Small-Mid
	Growth Fund		Cap Growth Fund
	2009	2008	2009	2008
Distributions paid from:
Ordinary income	$—	$20,927,616	$—	$—
Distribution in excess	—	3,182,946	—	18,502
Long-term capital gain	—	32,702,518	—	—
	$—	$56,813,080	$—	$18,502

 TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2009 (Continued)

As of  September 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments	$375,174,220	$70,686,421
Gross unrealized appreciation	96,727,968	15,393,330
Gross unrealized depreciation	(11,119,795)	(3,212,707)
Net unrealized appreciation (a)	85,608,173	12,180,623
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated losses	(168,102,983)	(15,302,612)
Total accumulated loss	$(82,494,810)	$(3,121,989)

(a)	At September 30, 2009, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the tax treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes.  During the year ended September 30, 2009 the Funds did not draw on the line of credit and there were no loan payable balances for the Funds at September 30, 2009.

TCM GROWTH FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the TCM Growth Funds and
the Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund, each  a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2009 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to the TCM Small Cap Growth Fund, the financial highlights for each of the five years in the period then ended, and with respect to the TCM Small-Mid Cap Growth Fund, the financial highlights for each of the two years then ended and for the period June 29, 2007 (commencement of operations) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund and the TCM Small–Mid Cap Growth Fund as of September 30, 2009, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 23, 2009

 TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 3 and 4, 2009, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund with Tygh Capital Management, Inc. for another annual term.  At this meeting and at a prior meeting held on June 16, 2009, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Board considered the Advisor’s specific responsibilities in all aspects of the day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds, as of March 31, 2009, on both an absolute basis, and in comparison to their peer funds utilizing Lipper classifications.

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

For the TCM Small Cap Growth Fund, the Board noted that the Fund’s performance was above or generally in line with its peer group for the relevant periods.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Fund’s performance was marginally below its peer group.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the TCM Small Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory expense, operating expenses and total expense ratio was at or below its peer group median and that the advisory fee was in line with the fees charged by the Advisor to its other investment management clients.  The Trustees also took into account that the Fund was marketed more towards institutional investors with its $100,000 minimum initial investment.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory expense, operating expenses and total expense ratio was in line with its peer group median and that the advisory fee was in line with the fees charged by the Advisor to its other investment management clients.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as assets of the Funds grew.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

 TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  The Board also considered that the Funds do not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of each Fund and its shareholders.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Funds’ SAI and is available without charge, upon request, by calling (800) 536-3230.

The current Trustees and executive officers of the Trust, their year of birth, positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee,
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Executive
Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

 TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller		The
Suite 100		May 1991.	Trust Co., (prior thereto		University of
Glendora, CA 91741			Senior Vice President),		Virginia Law
			and Managing Director,		School
			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	2	None.
(born 1938)		Term;	LLC, (Vacation Services);
2020 E. Financial Way		Since	formerly President and
Suite 100		May 1991.	Founder, National
Glendora, CA 91741			Investor Data Services,
Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
2020 E. Financial Way		Since	Executive Vice		Managers
Suite 100		May 1991.	President, Investment		Funds,
Glendora, CA 91741			Company		Managers
			Administration, LLC		AMG Funds;
			(“ICA”) (mutual fund		Advisory
			administrator).		Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice President,	Not	Not
(born 1947)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
2020 E. Financial Way		Since	Services, LLC,
Suite 100		Aug. 2002.	since July 2001.
Glendora, CA 91741	Chief	Indefinite
	Compliance	Term;
	Officer	Since
Sept. 2004
	Anti-Money	Indefinite
	Laundering	Term; Since
	Officer	Dec. 2005.

Eric W. Falkeis	Executive	Indefinite	Senior Vice President,	Not	Not
(born 1973)	Vice	Term;	U.S. Bancorp Fund	Applicable.	Applicable.
615 East Michigan St.	President	Since	Services, LLC since
Milwaukee, WI 53202		November	September 2007;
		2009.	Chief Financial Officer,
U.S. Bancorp Fund
Services, LLC, since April
2006; Vice President, U.S.
Bancorp Fund Services,
LLC since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
615 East Michigan St.		Since	Services, LLC, since
Milwaukee, WI 53202		November	2006; formerly, Manager,
		2009.	PricewaterhouseCoopers
LLP (1999-2006).

 TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008.	since July 2007;
formerly, Vice President
and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007); formerly,
Vice President and Legal
Compliance Officer,
U.S. Bancorp Fund
Services, LLC (1998-2004).

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

TCM GROWTH FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

 TCM GROWTH FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

TCM Small Cap Growth Fund
	FYE 9/30/2009	FYE 9/30/2008
Audit Fees	$20,000	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

TCM Small-Mid Cap Growth Fund
	FYE 9/30/2009	FYE 9/30/2008
Audit Fees	$16,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2009	FYE 9/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2009	FYE 9/30/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

TCM Small-Mid Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2009	FYE 9/30/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date   December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date   December 2, 2009

By (Signature and Title)      /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   December 1, 2009

* Print the name and title of each signing officer under his or her signature.